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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 19, 2002
                Date of Report (Date of earliest event reported)


                            OSI PHARMACEUTICALS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                        0-15190                13-3159796
       ----------------                    -------            --------------
(State or other jurisdiction of          (Commission          (I.R.S. Employer
        incorporation)                  File Number)         Identification No.)


                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                          ----------------------------
                    (Address of principal executive offices)



                                 (631) 962-2000
                            ------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                              ---------------------
                         (Former name or former address,
                         if changed since last report.)




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ITEM 5.  OTHER EVENTS

UPDATE OF TARCEVA(TM) PROGRAM
-----------------------------

         On August 19, 2002, OSI Pharmaceuticals, Inc. announced an update and commentary on the progress of its clinical trial candidate, Tarceva(TM) (erlotinib HC1), following a release announcing unfavorable results of a competitor's drug candidate which belongs to the same class of targeted therapies as Tarceva(TM). OSI differentiated Tarceva(TM) from the competitor's drug candidate with respect to structure, formulation, pharmacokinetics and Phase III trial design and dosing.

         On September 23, 2002, OSI announced the FDA's designation of Tarceva(TM) as a Fast Track Product for second-line or third-line treatment of patients with certain types of non-small cell lung cancer. In addition, OSI announced adjustments in two of the registration studies in the OSI-Genentech-Roche alliance for Tarceva(TM). These adjustments include increasing the patient enrollment in its Phase III study of Tarceva(TM) as monotherapy for second/third-line non-small cell lung cancer while remaining on the original time line for such study. In choosing to prioritize and increase resources in the second/third line non-small cell lung cancer program, the Company reduced the patient size of its Phase III pancreatic cancer trial.
These adjustments will result in a potential submission of a new drug application for the pancreatic indication subsequent to the filing of a new drug application for non-small cell lung cancer which is OSI's primary indication.

         Further details regarding OSI's Tarceva(TM) program are contained in its press releases dated August 19, 2002 and September 23, 2002 attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

UPDATE OF CONVERTIBLE NOTES
---------------------------

         On August 29, 2002, OSI announced that it had repurchased $40 million aggregate principal amount of the convertible senior subordinated notes originally issued in February 2002 in the open market for approximately $26 million. In repurchasing the notes, OSI chose to take advantage of a market opportunity whereby the price at which the Company's notes were trading had declined significantly following the announcement of unfavorable results with respect to a competitor's drug candidate referred to above. OSI also announced that it may make additional purchases of the notes from time to time. Further details regarding the transaction are contained in its press release dated August 29, 2002 attached hereto as Exhibit 99.3 and incorporated herein by reference.

ITEM 7.  EXHIBITS


     EXHIBIT NO.                                 DESCRIPTION
     -----------                                 -----------

         99.1           Press release, dated August 19, 2002.

         99.2           Press release, dated September 23, 2002.

         99.3           Press release, dated August 29, 2002





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    October 1, 2002             OSI PHARMACEUTICALS, INC.


                                     By:  /s/ Robert L. Van Nostrand
                                          --------------------------------------
                                          Robert L. Van Nostrand
                                          Vice President and Chief Financial
                                          Officer (Principal Financial Officer)


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                                  EXHIBIT INDEX


EXHIBIT NO.                                 DESCRIPTION
-----------                                 -----------

   99.1           Press release, dated August 19, 2002.

   99.2           Press release, dated September 23, 2002.

   99.3           Press release, dated August 29, 2002